UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2009

Parlux Fragrances, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-15491	22-2562955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5900 N. Andrews Avenue, Suite 500, Fort Lauderdale, FL	33309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   954-316-9008

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On December 18, 2009, pursuant to an agreement, dated April 3, 2009, entered into by and between Parlux Fragrances, Inc. ("Parlux") and Artistic Brands Development, LLC, formerly known as Iconic Fragrances, LLC ("Artistic Brands"), and upon stockholder approval of the second proposal described below, Parlux issued to Artistic Brands and its designated affiliates warrants to purchase a total of 2,000,000 shares of Parlux common stock, $0.01 par value, at a purchase price of $5.00 per share ("Warrants"). The Warrants consist of Warrants for 1,000,000 shares each in connection with the sublicense agreements with Rihanna and Kanye West, dated April 7, 2009. The Warrants will vest in four equal annual installments beginning on the first anniversary of the date of issuance and will expire on the eighth anniversary of the date of issuance, or the fifth anniversary of the date of issuance, if the applicable licenses are not renewed by Parlux as the sub-licensee.

Parlux is relying on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, for the issuance of Warrants, which exemption Parlux believes is available because the securities were not offered pursuant to a general solicitation and the status of the holders of the Warrants as "accredited investors" as defined in Regulation D under the Securities Act.

Item 8.01. Other Events.

On December 18, 2009, Parlux issued a press release announcing that a majority of its stockholders have approved all proposals presented at its special meeting of stockholders held on December 18, 2009. The proposals approved included the following: (1) a proposal to approve an amendment to Parlux's certificate of incorporation to increase the total number of shares of common stock that Parlux is authorized to issue from 30,000,000 to 40,000,000 shares and (2) a proposal to approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of warrants to purchase an aggregate of up to 8,000,000 shares of its common stock at an exercise price of $5.00 per share in connection with the Artistic Brands licenses. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release of Parlux Fragrances, Inc., dated December 18, 2009.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parlux Fragrances, Inc. (Registrant)
December 18, 2009 (Date)	/s/ RAYMOND J. BALSYS Raymond J. Balsys Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Parlux Fragrances, Inc., dated December 18, 2009.